UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 25, 2025, N2OFF, Inc., a Nevada corporation (“N2OFF” or the “Company”), entered into a Securities Purchase and Exchange Agreement (the “Agreement”) with MitoCareX Bio Ltd., a private company incorporated under the laws of the State of Israel (“MitoCareX”), SciSparc Ltd., a public company incorporated under the laws of the State of Israel (“SciSparc”), Dr. Alon Silberman (“Alon”) and Prof. Ciro Leonardo Pierri (“Ciro”, together with SciSparc and Alon, the “Sellers”), which Agreement contemplated the Company’s acquisition from each of the Sellers their respective ordinary shares, nominal (par) value NIS 0.01 each, of MitoCareX (the “Ordinary Shares”), thereby resulting in MitoCareX becoming a wholly-owned subsidiary of the Company (the “Acquisition”).

On September 25, 2025, the stockholders of N2OFF convened a special meeting and approved, among other proposals, the Acquisition, including the issuance of such number of N2OFF’s common stock, par value $0.0001 per share (“common stock”) as consideration for the exchange of the Ordinary Shares, thereby satisfying a closing condition in the Agreement.

On October 20, 2025, upon the satisfaction of the remaining closing conditions in the Agreement, the Acquisition closed (the “Closing”). At the Closing, each of the Sellers transferred their Ordinary Shares to N2OFF, thereby resulting in N2OFF holding 100% of the fully-diluted share capital of MitoCareX and, as consideration thereof, N2OFF: (1) executed the payment of $700,000 in cash to SciSparc, and (2) completed the following issuances of common stock to each of the Sellers:

●	490,751 shares of common stock to SciSparc, representing 16.75% of the Company on a fully-diluted basis;
●	454,127 shares of common stock to Alon, representing 15.50% of the Company on a fully-diluted basis; and
●	227,064 shares of common stock to Ciro, representing 7.75% of the Company on a fully-diluted basis.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Information.

In connection with the Acquisition and related transactions described herein, on October 23, 2025, the Company issued a press release titled “N2OFF Announces Closing of Merger with Drug Discovery Company Targeting Resistant Cancers Including Pancreatic and Non-Small Cell Lung Cancer.” A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The audited financial statements of MitoCareX Bio Ltd. and the unaudited pro forma condensed combined financial information reflecting the acquisition are not included with this Current Report on Form 8-K and will be filed by amendment within 71 calendar days after the date this report was required to be filed, as permitted by Item 9.01 of Form 8-K.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued October 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: October 23, 2025	By:	/s/ Lital Barda
	Name:	Lital Barda
	Title:	Chief Financial Officer